SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 17, 1997
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)



                           DELAWARE OTSEGO CORPORATION
             (Exact name of registrant as specified in its charter)


        New York                      0-12985                 16-0913491
        --------                      -------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)

                                1 Railroad Avenue
                           Cooperstown, New York 13321
                           ---------------------------
              (Address of principal executive offices and zip code)


                                 (607) 547-2558
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

     On August 17, 1997, the Board of Directors of Delaware Otsego Corporation ("DOC") entered into a merger agreement among Walter G. Rich, CSX Corporation and Norfolk Southern Corporation, that provided for the acquisition of all of the Common Stock, par value $.125 per share, of DOC at a price of $22.00 per share. Mr. Rich is the President and Chief Executive Officer of DOC. The transaction has been structured as a tender offer followed by a short-form merger and is expected to close in September 1997.


ITEM 7. Financial Statements and Exhibits

     (c) The following exhibits are hereby made a part of this Form 8-K:

     Exhibit 2.1 Agreement and Plan of Merger dated as of August 17, 1997, by and among CSX Corporation, Norfolk Southern Corporation, Walter G. Rich and Delaware Otsego Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DELAWARE OTSEGO CORPORATION
                                                     (Registrant)



                                            By: /s/ William B. Blatter
                                                ----------------------
                                                     William B. Blatter
                                                     Senior Vice President and
                                                     Chief Financial Officer

Date:  August 18, 1997



                                       -3-